Credit Suisse Fixed Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended April 30, 2006


Portfolio:			Credit Suisse Fixed Income Fund


Security:			Wellpoint Inc.


Date Purchased:			1/05/06


Price Per Share:		$99.83


Shares Purchased
by the Portfolio *:		245


Total Principal Purchased
by the Portfolio *:		$244,590.85


% of Offering Purchased
by the Portfolio:		0.03500%


Broker:				Bank of America

Member:				Co-Manager



Credit Suisse Fixed Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended April 30, 2006


Portfolio:			Credit Suisse Fixed Income Fund


Security:			Oracle Corp., Senior Notes

Date Purchased:			1/10/06


Price Per Share:		$99.45


Shares Purchased
by the Portfolio *:		380


Total Principal Purchased
by the Portfolio *:		$377,898.60


% of Offering Purchased
by the Portfolio:		0.01900%


Broker:				Citigroup Global Markets


Member:				Co-Manager



Credit Suisse Fixed Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended April 30, 2006


Portfolio:			Credit Suisse Fixed Income Fund


Security:			CIT Group Holdings Inc., Notes


Date Purchased:			1/23/06


Price Per Share:		$99.89


Shares Purchased
by the Portfolio *:		275


Total Principal Purchased
by the Portfolio *:		$274,683.75


% of Offering Purchased
by the Portfolio:		0.03667%


Broker:				Lehman Brothers Inc.

Member:				Co - Manager




Credit Suisse Fixed Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended April 30, 2006


Portfolio:			Credit Suisse Fixed Income Fund


Security:			CISCO Systems


Date Purchased:			2/14/06


Price Per Share:		$99.81


Shares Purchased
by the Portfolio *:		230


Total Principal Purchased
by the Portfolio *:		$229,560.70


% of Offering Purchased
by the Portfolio:		0.00767%


Broker:				Morgan Stanley & Co. INc.
Member:				Co - Manager


Credit Suisse Fixed Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended April 30, 2006


Portfolio:			Credit Suisse Fixed Income Fund


Security:			Residential Capital Corp.


Date Purchased:			2/15/06


Price Per Share:		$99.60


Shares Purchased
by the Portfolio *:		1,035


Total Principal Purchased
by the Portfolio *:		$1,030,860.00


% of Offering Purchased
by the Portfolio:		0.06900%


Broker:				Bank of America

Member:				Joint Lead Manager


Credit Suisse Fixed Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended April 30, 2006


Portfolio:			Credit Suisse Fixed Income Fund


Security:			Residential Capital


Date Purchased:			4/11/06


Price Per Share:		$99.71


Shares Purchased
by the Portfolio *:		670


Total Principal Purchased
by the Portfolio *:		$668,070


% of Offering Purchased
by the Portfolio:		0.03829%


Broker:				Citigroup Global Markets

Member:				Co - Manager